EXHIBIT 1

JOINT FILING AGREEMENT

Each of the undersigned acknowledges and agrees that the foregoing Statement on Schedule 13D is filed on behalf of the undersigned. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of August 9, 2017

OAKTREE PRINCIPAL FUND V (DELAWARE), L.P.
By:	Oaktree Fund GP, LLC, its general partner
By:	Oaktree Fund GP I, L.P., its managing member

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory
OAKTREE FUND GP, LLC
By:	Oaktree Fund GP I, L.P., its managing member

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory
OAKTREE FUND GP I, L.P.

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory
OAKTREE CAPITAL I, L.P.

By:	/s/ Brian Price
Name: Brian Price
Title: Vice President
OCM HOLDINGS I, LLC

By:	/s/ Brian Price
Name: Brian Price
Title: Vice President

OAKTREE HOLDINGS, LLC

By:	/s/ Brian Price
Name: Brian Price
Title: Vice President
OAKTREE CAPITAL GROUP, LLC

By:	/s/ Brian Price
Name: Brian Price
Title: Vice President
OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Brian Price
Name: Brian Price
Title: Vice President
OAKTREE FF INVESTMENT FUND AIF (DELAWARE), L.P.
By:	Oaktree Fund AIF Series, L.P. — Series I, its general partner
By:	Oaktree Fund GP AIF, LLC, its general partner
By:	Oaktree Fund GP III, L.P., its managing member

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory
OAKTREE FUND AIF SERIES, L.P. — SERIES I
By:	Oaktree Fund GP AIF, LLC, its general partner
By:	Oaktree Fund GP III, L.P., its managing member

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

OAKTREE FUND GP AIF, LLC
By:	Oaktree Fund GP III, L.P., its managing member

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory
OAKTREE FUND GP III, L.P.

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory
OAKTREE AIF INVESTMENTS, L.P.
By:	Oaktree AIF Holdings, Inc., its general partner

By:	/s/ Brian Price
Name: Brian Price
Title: Vice President
OAKTREE AIF HOLDINGS, INC.

By:	/s/ Brian Price
Name: Brian Price
Title: Vice President
OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By:	Oaktree Capital Group Holdings GP, LLC,
its general partner

By:	/s/ Brian Price
Name: Brian Price
Title: Vice President

OAKTREE HOLDINGS, INC.

By:	/s/ Brian Price
Name: Brian Price
Title: Vice President
OCM FIE, LLC

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory
OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Brian Price
Name: Brian Price
Title: Vice President